Dec. 6, 2011
Dec. 6, 2011 Dec. 6, 2011
DEAN E. TAYLOR DEAN E. TAYLOR
Chairman, President and CEO Chairman, President and CEO
JOSEPH M. BENNETT JOSEPH M. BENNETT
Executive VP  and Chief Executive VP  and Chief
Investor Relations Officer Investor Relations Officer
Exhibit 99.1
CAPITAL ONE SOUTHCOAST
6
TH
ANNUAL ENERGY CONFERENCE
CAPITAL ONE SOUTHCOAST
6
TH
ANNUAL ENERGY CONFERENCE

Phone:
504.568.1010
Fax:
504.566.4580
Web:
www.tdw.com
Email:
connect@tdw.com
FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking.
The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the
Company, involve numerous risks and uncertainties that may cause the
Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, volatility in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, field development and production; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty in accessing credit or capital; acts of terrorism and piracy;
significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation, especially in higher risk countries where we operate; foreign currency fluctuations; labor influences proposed by international conventions; increased regulatory burdens and oversight following the Deepwater Horizon incident; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risk factors as well as other information contained in this report.

KEY TAKEAWAYS
KEY TAKEAWAYS
KEY TAKEAWAYS
•
Culture of safety & operating excellence
•
Macro picture improving with increased working rigs
•
History of earnings growth and solid returns
•
Unmatched scale and scope of operations
•
World’s largest and newest fleet provides basis for
continued earnings growth
•
Strong balance sheet allows us to act upon available
opportunities

SAFETY RECORD RIVALS
LEADING COMPANIES
SAFETY RECORD RIVALS
SAFETY RECORD RIVALS
LEADING COMPANIES
LEADING COMPANIES
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
0.80
2002 2003 2004 2005 2006 2007 2008 2009 2010
CALENDAR YEARS
TIDEWATER DOW CHEMICAL CHEVRON EXXON/MOBIL
TOTAL RECORDABLE INCIDENT RATES

Source: ODS-Petrodata and Tidewater
GOM accounts for 31 of the 36 working jackup count variance from June 2008
(Peak) to November 2011 (post-Horizon)
GOM Semi & Drillship count drops by 3 units (from 31 to 28) between April 2010 and November 2011; offset by an increase of 30 units in the rest of world
Jackups Semis Drillships Total
June 2008
(Peak)
379 145 30 554
Late-April 2010
(pre-Horizon)
323 150 46 519
Nov. 2011
(post-Horizon)
343 169 54 566
WORKING RIG COUNTS
“Peak to Present”
WORKING RIG COUNTS
WORKING RIG COUNTS
“Peak to Present”
“Peak to Present”

Source: ODS-Petrodata and Tidewater
As of early-November 2011, there are approximately 447 additional AHTS and PSV’s (~17% of the global fleet) under construction.
Global fleet estimated at 2,686 vessels, including 345 vessels that are
30+ yrs old (13%), and another 402 vessels that are 25-29 yrs old (15%)
Vessels > 25 years old today
THE WORLDWIDE OSV FLEET –
THE WORLDWIDE OSV FLEET –
RETIREMENTS
RETIREMENTS
EXPECTED TO EXCEED NEW DELIVERIES
EXPECTED TO EXCEED NEW DELIVERIES
(Includes AHTS and PSV’s only) Estimated as of November 2011
0
50
100
150
200
250
300
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels.
Adjusted Return
On Avg. Equity    4.3%            7.2% 12.4% 18.5%            18.3% 19.5%             11.4%             4.0%
HISTORY OF EARNINGS GROWTH
AND SOLID THROUGH-CYCLE RETURNS
HISTORY OF EARNINGS GROWTH
HISTORY OF EARNINGS GROWTH
AND SOLID THROUGH-CYCLE RETURNS
AND SOLID THROUGH-CYCLE RETURNS
$2.40
$5.20
$7.89
$1.03
$1.78
$3.33
$5.94
$6.39
$0.00
$2.00
$4.00
$6.00
$8.00
Fiscal
2004
Fiscal
2005
Fiscal
2006
Fiscal
2007
Fiscal
2008
Fiscal
2009
Fiscal
2010
Fiscal
2011
Adjusted EPS**
Adjusted EPS**

OUR GLOBAL FOOTPRINT
Vessel Distribution by Region
(excludes stacked vessels – as of 9/30/11)
OUR GLOBAL FOOTPRINT
OUR GLOBAL FOOTPRINT
Vessel Distribution by Region
Vessel Distribution by Region
(excludes stacked vessels –
(excludes stacked vessels –
as of 9/30/11)
as of 9/30/11)
In 2Q FY 2012, <5% of vessels/revenue was generated in U.S. GOM; however, 39 total
U.S.-flagged vessels provide good optionality to a recovery in the U.S. GOM.
Americas
66
(25%)
SS Africa/Europe
125 (48%)
MENA
37
(14%)
Asia/Pac
32
(12%)

Vessel Count Estimated Cost
AHTS 103 $1,805m
PSV’s 88 $1,842m
Crewboats & Tugs 71 $301m
TOTALS: 262 $3,948m
(1)
.
At 9/30/11, 201 new vessels were in our fleet with ~5.2 year average age
Vessel Commitments
Jan. ’00 – September ‘11
(1) $3,446m (87%) funded through 9/30/11
THE LARGEST MODERN OSV FLEET
IN THE INDUSTRY….
THE LARGEST MODERN OSV FLEET
THE LARGEST MODERN OSV FLEET
IN THE INDUSTRY….
IN THE INDUSTRY….

Count
AHTS 16
PSV 19
Crew and Tug 5
Total 40
Vessels Under Construction*
As of September 30, 2011
* Includes 12 new vessel purchase commitments at 9/30/11
Estimated delivery schedule – 20 in FY ‘12,  13 in FY ‘13 and 7 thereafter.
CAPX of $306m in remainder of FY ‘12, $164m in FY ‘13 and $32m in FY ’14.
…. AND MORE TO COME
…. AND MORE TO COME
…. AND MORE TO COME

RECENT VESSEL COMMITMENTS
RECENT VESSEL COMMITMENTS
RECENT VESSEL COMMITMENTS
0
2
4
6
8
10
12
9/30/09
Qtr
12/31/09
Qtr
3/31/10
Qtr
6/30/10
Qtr
9/30/10
Qtr
12/31/10
Qtr
3/31/11
Qtr
6/30/11
Qtr
9/30/11
Qtr
Amounts depict vessel count and total cost in quarter commitment was made to acquire (not when delivery or payments were made)
$96M
$55M
$72M
$179M
1 MPSV
1 PSV
4 AHTS
6 AHTS
6 AHTS
3 PSV’s
53 vessels over last 2+ years with
a total capital cost of $982 million
$177M
4 PSV’s
4 AHTS
1 PSV
9 AHTS
$139M
$101M
2 PSV’s
4 PSV
3 AHTS
$139M
$24M
1 AHTS
4 CREW

Over a 12-year period, Tidewater has invested $3.8 billion in CapEx ($3.3 billion in the “new” fleet), and paid out $995 million through dividends and share repurchases.  Over the same period,
CFFO and proceeds from dispositions were $3.4 billion and $690 million, respectively
$ in millions
CFFO
Fiscal Year
FLEET RENEWAL & EXPANSION
FUNDED BY CFFO THROUGH FISCAL 2011
FLEET RENEWAL & EXPANSION
FLEET RENEWAL & EXPANSION
FUNDED BY CFFO THROUGH FISCAL 2011
FUNDED BY CFFO THROUGH FISCAL 2011
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
CAPX Dividend Share Repurchase

Senior Unsecured Notes $590 million
Average Life to Maturity (as of 9/30/11)
~ 8.5 years
Weighted Average Coupon 4.30%
Term Loan $125 million
Revolving Line of Credit $450 million
Remaining Term ~ 4½ years
Interest Rate
LIBOR plus 1.5% to
2.25%, based on leverage
~ $40 million in senior notes maturities in Fiscal 2012 (July)
RECENT FINANCINGS WILL FUND GROWTH
AT AN ATTRACTIVE RELATIVE COST
RECENT FINANCINGS WILL FUND GROWTH
RECENT FINANCINGS WILL FUND GROWTH
AT AN ATTRACTIVE RELATIVE COST
AT AN ATTRACTIVE RELATIVE COST
Private Placement Financings:
Private Placement Financings:
New Credit Facilities:
New Credit Facilities:

As of September 30, 2011
Cash & Cash Equivalents $302 million
Total Debt $825 million
Shareholders Equity $2,513 million
Net Debt / Net Capitalization 17%
Total Debt / Capitalization 25%
~$900 million of liquidity as of 9/30/11, including $575 million available under bank credit facilities.
STRONG FINANCIAL POSITION
PROVIDES STRATEGIC OPTIONALITY
STRONG FINANCIAL POSITION
STRONG FINANCIAL POSITION
PROVIDES STRATEGIC OPTIONALITY
PROVIDES STRATEGIC OPTIONALITY

WHERE COULD FISCAL 2014 FIND US?
Potential for Earnings Acceleration
WHERE COULD FISCAL 2014 FIND US?
WHERE COULD FISCAL 2014 FIND US?
Potential for Earnings Acceleration
Potential for Earnings Acceleration
Avg. Dayrates
$14,190*
$15,609
(+ 10%)
$17,170
(+ 10%)
82.4%*
85.0%
90.0%
271 vessel assumption (201 current new vessels + 40 under construction + ~ 20 additional new vessels per year for two years).
* 9/30/11 YTD actual stats
This info is not meant to be a
prediction of future earnings
performance, but simply an
indication of earning sensitivities
resulting from future fleet
additions and reductions and
varying operating assumptions
~$3.00
EPS
~$5.15
EPS
~$8.70
EPS
~$375M+
EBITDA
~$500M
EBITDA
~$700M
EBITDA

FINANCIAL STRATEGY FOCUSED
ON CREATING LONG-TERM
SHAREHOLDER VALUE
FINANCIAL STRATEGY FOCUSED
FINANCIAL STRATEGY FOCUSED
ON CREATING LONG-TERM
ON CREATING LONG-TERM
SHAREHOLDER VALUE
SHAREHOLDER VALUE
Maintain
Maintain
Financial Strength
Financial Strength
EVA-Based Investments
EVA-Based Investments
On Through-cycle Basis
On Through-cycle Basis
Deliver Results
Deliver Results

Dec. 6, 2011
Dec. 6, 2011 Dec. 6, 2011
DEAN E. TAYLOR DEAN E. TAYLOR
Chairman, President and CEO Chairman, President and CEO
JOSEPH M. BENNETT JOSEPH M. BENNETT
Executive VP  and Chief Executive VP  and Chief
Investor Relations Officer Investor Relations Officer
CAPITAL ONE SOUTHCOAST
6
TH
ANNUAL ENERGY CONFERENCE
CAPITAL ONE SOUTHCOAST
6
TH
ANNUAL ENERGY CONFERENCE

18 APPENDIX APPENDIX APPENDIX

Unique global footprint
50+ years of Int’l experience
International (non U.S.) markets generally
characterized by:
•
More growth
•
Longer contracts
•
Better utilization
•
Higher dayrates
Solid customer base of NOC’s and IOC’s
INTERNATIONAL STRENGTH
INTERNATIONAL STRENGTH
INTERNATIONAL STRENGTH

Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3
Competitor #4
Competitor # 5
Competitor #1
Avg.
All Others (1,966 total
vessels for
350+ owners)
Tidewater AHTS and PSV fleet includes 147 vessel additions since 2000
VESSEL POPULATION BY OWNER
(AHTS and PSV’s only) – Estimated as of November 2011
VESSEL POPULATION BY OWNER
VESSEL POPULATION BY OWNER
(AHTS and PSV’s only) – Estimated as of November 2011
300
200
100
0
258
146
109
76
67
64
5
400

FLEET CASH OPERATING MARGINS
FLEET CASH OPERATING MARGINS
FLEET CASH OPERATING MARGINS
Traditional Vessels New Vessels
Cash Oper Margin   38.6%          37.6%          46.5%          41.9%           36.9%         38.7%            49.1%          54.6%            51.9%           51.3%            46.8%        39.3%
Note: Cash operating margins are defined as vessel revenue less vessel operating expenses
Fiscal Years
$0
$100
$200
$300
$400
$500
$600
$700
$800
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Fiscal Year
Actual vessel deliveries through 9/30/11; estimated vessel deliveries based on commitments to build or acquire as of 9/30/11
Through 9/30/11, vessel
commitments include 262 vessels
with a capital cost of $3.948 billion
THROUGH-CYCLE, EVA-BASED  INVESTMENT;
BALANCE BETWEEN “BUY” and “BUILD”
THROUGH-CYCLE, EVA-BASED  INVESTMENT;
THROUGH-CYCLE, EVA-BASED  INVESTMENT;
BALANCE BETWEEN “BUY”
BALANCE BETWEEN “BUY”
and “BUILD”
and “BUILD”

Six Months Ended
9/30/11 9/30/10
Revenues $506 $530
Net Earnings* $42 $59
EPS* $0.81 $1.15
Net Cash from Operations $87 $153
Capital Expenditures $155 $391
* Excludes $22.1 million, or $0.43 per share, goodwill impairment charge in September 2011
$ in Millions, Except Per Share Data
RECENT FINANCIAL RESULTS
REFLECT CYCLICAL DOWNTURN
RECENT FINANCIAL RESULTS
RECENT FINANCIAL RESULTS
REFLECT CYCLICAL DOWNTURN
REFLECT CYCLICAL DOWNTURN

Other Operators Top 10 Customers
Tidewater’s top 10 customers contract ~24% of the working worldwide jackup fleet and ~50% of the working worldwide floater fleet
Jackups
(343 Working Rigs)
Floater Rigs
(223 Working Rigs)
81
262
110
Source: ODS-Petrodata and Tidewater
Other Operators
Top 10 customers
113
RIGS CONTRACTED BY OUR
TOP 10 CUSTOMERS
(Estimated as of November 2011)
RIGS CONTRACTED BY OUR
RIGS CONTRACTED BY OUR
TOP 10 CUSTOMERS
TOP 10 CUSTOMERS
(Estimated as of November 2011) (Estimated as of November 2011)

CURRENT REVENUE MIX
Quality of Customer Base
CURRENT REVENUE MIX
CURRENT REVENUE MIX
Quality of Customer Base
Quality of Customer Base
Our top 10 customers in Fiscal 2011 (5 Super Majors,
3 NOC’s and 2 large independents) accounted for 63% of our revenue
Super Majors
36%
NOC's
28%
Others
36%

SIGNIFICANT AVERAGE
AGE IMPROVEMENT
SIGNIFICANT AVERAGE
SIGNIFICANT AVERAGE
AGE IMPROVEMENT
AGE IMPROVEMENT
Assumptions: 1) Average 45 vessel disposals per year in future (versus an average of 52 vessel dispositions per year over last 3 years).
20
16
6
26
2) Includes 40 vessels under construction, including 12 vessel purchase commitments (based on current estimated delivery schedule), plus additional newbuilds/acquisitions of ~20 vessels per year (approximately $500 million in new capital  commitments per year). Tidewater is not committed to spending $500 million annually, but we use this assumption in estimating average fleet age in the future.

VESSEL DAYRATES BY SEGMENT VESSEL DAYRATES BY SEGMENT VESSEL DAYRATES BY SEGMENT 27

VESSEL UTILIZATION BY SEGMENT VESSEL UTILIZATION BY SEGMENT VESSEL UTILIZATION BY SEGMENT 28

OSX 42%
S&P 500 14%
DJIA 27%
TDW 18%
RETURNS vs the MARKET
FIVE YEAR STOCKHOLDER RETURN
RETURNS vs the MARKET
RETURNS vs the MARKET
FIVE YEAR STOCKHOLDER RETURN
FIVE YEAR STOCKHOLDER RETURN
29
TDW DJIA S&P 500 OSX